Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Municipal High Income Fund Inc.
(Name of Registrant as Specified in its Charter)

Marc Schuman
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1) Title of each class of securities to which the transaction applies:


	(2) Aggregate number of securities to which transactions applies:


	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


	(4) Proposed maximum aggregate value of transaction:


	[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1) Amount previously paid:

	(2) Form, schedule or registration statement no.:

	(3) Filing party:

	(4) Date filed:


1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                         MUNICIPAL HIGH INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           --------------------------

                         TO BE HELD ON FEBRUARY 11, 1998

                           --------------------------

To the Shareholders of Municipal High Income Fund Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Municipal High Income Fund Inc. (the "Fund") will be held at the offices of the Fund at 388 Greenwich Street, 22nd Floor, New York, New York at 9:00 a.m. on February 11, 1998 for the following purposes:

      1.    To elect two (2) Class II Directors of the Fund;

      2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the fiscal year ending October 31, 1998;

      3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

      The close of business on December 17, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


                              By Order of the Board of Directors


                              Christina T. Sydor
                              Secretary

January 5, 1998

--------------------------------------------------------------------------------
 YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                       Valid Signature
------------                                       ---------------

Corporate Accounts
(1) ABC Corp.................................    ABC Corp.
(2) ABC Corp.................................    John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer.................    John Doe
(4) ABC Corp. Profit Sharing Plan............    John Doe, Trustee

Trust Accounts
(1) ABC Trust................................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78..........................    Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA...........    John B. Smith
(2) Estate of John B. Smith..................    John B. Smith, Executor

                         MUNICIPAL HIGH INCOME FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 (800) 451-2010

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                FEBRUARY 11, 1998

                           --------------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Municipal High Income Fund Inc. (the "Fund") to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's executive offices at 388 Greenwich Street, 22nd floor, New York, New York 10013, on February 11, 1998, and at any adjournments thereof, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders.

      The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"), an affiliate of the Fund's adviser; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and the Fund's adviser, Smith Barney Mutual Funds Management Inc. ("SBMFM") are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 1997, has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about January 8, 1998. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-451-2010.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered:the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


      The Board has fixed the close of business on December 17, 1997 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on December 17, 1997, the Fund had outstanding 19,919,714 Shares of common stock, par value $.001 per share, the only authorized class of stock, of which 17,311,285 Shares, representing 86.905% of Shares outstanding, were held but not beneficially owned by CEDE & Co., c/o Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the close of business on December 17, 1997, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) to the knowledge of the Board of Directors or the Fund, owned beneficially more than 5% of the outstanding Shares of the Fund. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on February 11, 1998.


                                   PROPOSAL 1:
                 TO ELECT TWO (2) CLASS II DIRECTORS OF THE FUND

      The Board is divided into three classes. The directors serving in Class II have terms expiring at the Annual Meeting; each Class II Director currently serving on the Board has been nominated by the Board for re-election at the Meeting to serve for a term of three years (until the annual meeting in 2001) or until his successor has been duly elected and qualified.


      Each nominee has consented to serve as a director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Fund.

                                                               Number (and Per-
                                                               centage) of the
                                                                Fund's Shares
Name, Age, Principal Occupation and    Served as                Beneficially
Other Business Experience During the  a Director                 Owned As Of
Past Five Years                          Since       Class+   December 17, 1997*
------------------------------------  ----------     ------   -----------------
PERSONS NOMINATED FOR ELECTION AS DIRECTORS


Robert A. Frankel, age 70               1994           II          233.0087
Managing Partner of Robert A.                                   (less than 1%)
Frankel Management Consultants;
formerly Corporate Vice President of
The Readers Digest Association Inc.


Heath B. McLendon,** age 64             1992           II       12,470.6128 (a)
Managing Director of Smith Barney                               (less than 1%)
Inc., Chairman of Smith Barney
Strategy Advisers Inc. and President
and Director of SBMFM and Travelers
Investment Advisers, Inc. ("TIA");
prior to July 1993, Senior Executive
Vice President of Shearson Lehman
Brothers Inc., Vice Chairman of
Shearson Lehman Asset Management.

+ Number (I,II,III) indicates whether the director is in Class I, II or III. Class II directors will be elected to serve for a three-year term as of the Meeting. Class III directors will continue to serve until the 1999 annual meeting. Class I directors will continue to serve until the year 2000 annual meeting.


* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Exchange Act. This information as to beneficial ownership is based upon information furnished to the Fund by Directors.

** Interested person of the Portfolio as defined in the Investment Company Act of 1940.

(a)   Represents shares owned by members of this director's family.

                                                               Number (and Per-
                                                               centage) of the
                                                                Fund's Shares
Name, Age, Principal Occupation and    Served as                Beneficially
Other Business Experience During the  a Director                 Owned As Of
Past Five Years                          Since       Class+   December 17, 1997*
------------------------------------  ----------     ------   -----------------
DIRECTORS CONTINUING IN OFFICE


Allan J. Bloostein, age 68              1992           I           549.3859
President of Allan J. Bloostein                                 (less than 1%)
Associates, a consulting firm;
retired Vice Chairman and Director
of May Department Stores; Director
of CVS Corporation and Taubman
Centers Inc.

Martin Brody, age 76
Consultant, HMK Associates, retired     1992           I           115.8726
Vice Chairman of the Board of                                   (less than 1%)
Directors of Restaurant Associates
Corp., Director of Jaclyn, Inc.

Dwight B. Crane, age 59                 1992         III           648.5125
Professor, Harvard Business School                              (less than 1%)

William R. Hutchinson, age 54           1995         III             0
Vice President Financial Operations
AMOCO Corporation, Director of
Associated Bank and Director of
Associated Banc-Corp


+ Number (I,II,III) indicates whether the director is in Class I, II or III. Class II directors will be elected to serve for a three-year term as of the Meeting. Class III directors will continue to serve until the 1999 annual meeting. Class I directors will continue to serve until the year 2000 annual meeting.


* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Exchange Act. This information as to beneficial ownership is based upon information furnished to the Fund by directors.

                 Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Fund's officers and directors and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons the Fund believes that during its fiscal year ended October 31, 1997, all filing requirements applicable to such persons were complied with.

      The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of directors who are not interested persons of the Fund (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing the accounting matters with the auditors.

      During the Fund's last fiscal year, four in-person meetings of the Board of Directors of the Fund were held, all of which were regular meetings. No director attended less than 75% of these meetings of the Board that were held in the last fiscal year.

      Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including all out-of-pocket expenses) of $42,957 were paid to such directors by the Fund during the fiscal year ended on October 31, 1997. Fees for independent directors are set at $5,000 per annum plus $500 per Board meeting attended and $100 per telephone conference call. Officers of the Fund are compensated by Smith Barney.

      The following table shows the compensation paid by the Fund to each director, during the Fund's last fiscal year.

                                                                       Total
                                      Pension or                     Number of
                                      Retirement        Total        Funds for
                        Aggregate  Benefits Accrued Compensation  Which Director
                      Compensation    as part of    from Fund and  Serves within
Name of Person          from Fund    Fund Expenses  Fund Complex   Fund Complex
--------------        ------------ ---------------- ------------- -------------
Charles F. Barber #$     $4,625          $0          $ 38,700             6
Martin Brody              7,000           0           124,286            19
Dwight B.Crane            7,000           0           140,375            22
Allan J. Bloostein        7,000           0            83,150             8
Robert A.Frankel          7,000           0            66,100             8
William R. Hutchinson     6,500           0            38,600             6
Heath B. McLendon*            0           0                 0            41

----------
*    Designates an "interested director."
#    Pursuant to the Fund's deferred compensation plan, Mr. Barber elected, effective January 2, 1996, to defer the payment of all the compensation due to him from the Fund.
$    Upon attainment of age 80, directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to directors, together with reasonable out-of-pocket expenses for each meeting attended. Effective February 26, 1997, Mr. Barber became a Director Emeritus.

      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                                       Principal Occupations
                               Position            and other Affiliations during
    Name and Age         (Year First Elected)           the Past Five Years
    ------------         --------------------      -----------------------------
Heath B. McLendon, 64    President (1997),        (See Table of Directors above)
                         Chief Executive Officer
                         and Chairman of the
                         Board (1992)

Lewis E. Daidone, 40     Senior Vice President    Managing Director of Smith
                         and Treasurer (1994)     Barney Inc.; Chief Financial
                                                  Officer and Senior Vice
                                                  President of SBMFM and TIA.

                                                       Principal Occupations
                                 Position          and other Affiliations during
    Name and Age           (Year First Elected)         the Past Five Years
    ------------           --------------------    -----------------------------
Lawrence T. McDermott, 48  Vice President and      Managing Director of SBMFM;
                           Investment Officer      prior to July 1993, Managing
                           (1989)                  Director of Shearson Lehman
                                                   Advisors.

Christina T. Sydor, age 46 Secretary (1994)        Managing Director of Smith
                                                   Barney Inc.; General Counsel
                                                   and Secretary of SBMFM and
                                                   TIA.

      The principal business address of Mr. McLendon, Mr. Daidone, Mr. McDermott and Ms. Sydor is 388 Greenwich Street, New York, New York 10013.

      Election of the listed nominees for Director will require the affirmative vote of the plurality of votes cast.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                   PROPOSAL 2
               RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP
            AS THE INDEPENDENT AUDITORS FOR THE FUND FOR THE FISCAL
                          YEAR ENDED OCTOBER 31, 1998

      KPMG Peat Marwick LLP ("KPMG") has been selected as the independent auditors to audit the accounts of the Fund for the fiscal year ending October 31, 1998.

      On November 19, 1997, based upon the recommendation of the Audit Committee of the Board, and in accordance with Section 32 of the Investment Company Act of 1940 and the rules thereunder, the Board voted to appoint KPMG as the Fund's independent auditors for the fiscal year ended October 31, 1998. KPMG also serves as the independent auditors for SBMFM, other investment companies associated with Smith Barney and for Travelers Group Inc. ("Travelers"), the ultimate parent corporation of Smith Barney. KPMG has no direct or material indirect financial interest in the Fund, SBMFM, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

      If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholders will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

      The affirmative vote of a majority of votes cast at the Meeting is required to ratify the selection of KPMG.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

      Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Portfolio when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                      SUBMISSION OF SHAREHOLDERS' PROPOSALS

      All proposals by shareholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1998 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than October 15, 1998.

January 5, 1998

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

MUNICIPAL HIGH INCOME FUND INC.

388 Greenwich Street
New York, New York 10013

This Proxy is Solicited on Behalf of the Board of Directors of the Fund

   The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR and MARC A. SCHUMAN, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote,as designated herein, all shares of common stock of Municipal High Income Fund Inc. held of record by the undersigned on December 17, 1997 at a Meeting of Shareholders to be held on February 11, 1998 or any adjournment thereof.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

SEE REVERSE SIDE

X  Please vote as in this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

The Board of Directors recommends a vote "FOR" the following proposals:

1.	ELECTION OF DIRECTORS		FOR     WITHHELD
	Nominees:  Robert A. Frankel and
	Heath B. McLendon

	_______________________________
	For both nominees except as noted above

2.	PROPOSAL TO RATIFY THE		FOR     AGAINST     ABSTAIN
	SELECTION OF KPMG PEAT
	MARWICK LLP AS THE INDE-
	PENDENT AUDITORS OF THE
	FUND FOR THE FISCAL YEAR
	ENDING OCTOBER 31, 1998.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign or if one signs, that shareholder's vote binds both shareholders. When signing as attorney, executor,administrator, agent, trustee or guardian, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ____________________________  Date: ________________

Signature: ____________________________  Date: ________________